UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): April 1, 2008 (April 1, 2008)

                              CONCORD CAMERA CORP.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          New Jersey                     0-17038                13-3152196
-------------------------------       --------------        -------------------
(State or other jurisdiction of        (Commission            (IRS Employer
        incorporation)                 File Number)         Identification No.)

    4000 Hollywood Boulevard, 6th Floor North Tower, Hollywood, Florida 33021
    -------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

Concord Camera Corp. (the "Company") received a notice from The NASDAQ Stock Market ("NASDAQ") today indicating that the Company's previously reported filing delinquency resulting from the Company's delay in filing its Quarterly Report on Form 10-Q for the period ended December 29, 2007 has been cured and, therefore, the Company's securities will remain listed on The NASDAQ Global Market. The Company filed its Form 10-Q for the quarter ending December 29, 2007 with the Securities and Exchange Commission and NASDAQ on March 31, 2008, thereby regaining compliance with all requirements for continued listing on The NASDAQ Global Market. The NASDAQ notice indicated that the Company's oral hearing before a NASDAQ Listing Qualifications Panel scheduled for Thursday, April 3, 2008 is now considered moot.


Item 9.01. Financial Statements and Exhibits.

(d) A copy of Concord's press release dated April 1, 2008 is attached hereto as Exhibit 99.1.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CONCORD CAMERA CORP.

Date: April 1, 2008                         By: /s/  Scott L. Lampert
                                                --------------------------------
                                                Scott L. Lampert, Vice President
                                                General Counsel and Secretary


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                                  EXHIBIT INDEX

   Exhibit No.             Description of Exhibit
   -----------             ----------------------

      99.1                 Press Release of the Company, dated April 1, 2008


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